                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) APRIL 30, 1998
                                                          --------------

                          MEDSTONE INTERNATIONAL, INC.
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                 (Exact Name of Issuer as Specified in Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        0-16752                                          66-0439440
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(Commission File Number)                    (I.R.S. Employer Identification No.)


                 100 COLUMBIA, SUITE 100, ALISO VIEJO, CA 92656
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                    (Address of Principal Executive Offices)


                                 (949) 448-7700
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             (Registrants's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

               1) FDA's Gastroenterology and Urology Device Advisory Panel has recommended conditional approval of the Medstone's submission to treat gallstones.

        On April 30, 1998, the Company announced that FDA's Gastroenterology and Urology Device Advisory Panel has recommended conditional approval of the Medstone's submission to treat gallstones using the Company's lithotripter, in combination with Actigall, a drug used to dissolve gallstones. The condition to approval is that Medstone performs a post-approval study of the outcome and quality of life improvements for five years after treatment for a limited quantity of patients.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Exhibits

          NUMBER    EXHIBIT
          ------    -------
           99.1     Press Release - Medstone Receives Recommendation for Approval
                    from FDA Panel for Treatment of Gallstones.

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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MEDSTONE INTERNATIONAL, INC.




Dated:  May 20, 1998                   By:  /s/ Mark Selawski
                                            ------------------------------------
                                            Mark Selawski
                                            Chief Financial Officer


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
                                    EXHIBITS

NUMBER         DESCRIPTION                                                      PAGE NO.
------         -----------                                                      --------

 99.1          Press Release - Medstone Receives Recommendation for Approval
               from FDA Panel for Treatment of Gallstones                          2

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